UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-05870
                                   811-10171

Name of Fund:  Merrill Lynch Senior Floating Rate Fund, Inc.
               Master Senior Floating Rate Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief
     Executive Officer, Merrill Lynch Senior Floating Rate Fund, Inc. and Master Senior Floating Rate Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 02/28/05

Item 1 - Report to Stockholders


Merrill Lynch
Senior Floating Rate
Fund, Inc.


Semi-Annual Report
February 28, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


Merrill Lynch Senior Floating Rate Fund, Inc. seeks as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

This report, including the financial information herein, is transmitted for use only to the shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Senior Floating Rate Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Senior Floating Rate Fund, Inc.


Officers and Directors/Trustees


Robert C. Doll, Jr., President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Jean Margo Reid, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
Joseph P. Matteo, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2005, Terry K. Glenn, President and Director/ Trustee and Kevin A. Ryan, Director/ Trustee of Merrill Lynch Senior Floating Rate Fund, Inc. and Master Senior Floating Rate Trust retired. The Fund's Board of Directors/Trustees wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director/Trustee of the Fund and the Trust.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005



A Letter From the President


Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of February 28, 2005                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 9.99%        + 6.98%
International equities (MSCI Europe Australasia Far East Index)         +21.18         +18.68
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 1.26         + 2.43
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 2.40         + 2.96
High yield bonds (Credit Suisse First Boston High Yield Index)          + 7.53         +11.21

The U.S. economy has continued to show resilience in the face of the Federal Reserve Board's (the Fed) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program recently brought the federal funds rate to 2.75% en route to a more "neutral" short-term interest rate target (relative to inflation). Since the U.S. presidential election, progress has been monitored on many fronts in Washington, although concerns remain about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

U.S. equities ended 2004 in a strong rally, but remained in a fairly narrow trading range for the first two months of 2005. Divergences were notable among sectors, with energy emerging as a clear leader. On the positive side, corporations have accelerated their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown. International equities, particularly in Asia, have benefited from higher economic growth rates (China recorded growth of 9.3% in 2004), stronger currencies and relatively reasonable valuations.

The major action in the bond market has been a flattening of the yield curve. As short-term interest rates continued to rise, yields on the long end of the curve remained relatively stable - even declining at certain points since the Fed's monetary tightening program began in June 2004. This phenomenon has been largely attributed to continued foreign interest in U.S. bonds, which has served to absorb much of the excess supply. By period-end, many believed long-term yields were long overdue for a rise.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director/Trustee



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund slightly outperformed its benchmark for the period, as security selection in the chemical, U.S. cable and services sectors had a positive effect on the relative return.


Describe market conditions during the past six months.

Throughout the period, the leverage loan market continued to benefit from the significant demand that it experienced since the beginning of 2004. This created an excess cash imbalance that was left virtually intact through the end of February 2005, as new inflows have continued to match the value of new issues. Demand in the marketplace has led to higher secondary-market loan prices and new issues with generally lower interest spreads versus London InterBank Offering Rate (LIBOR), and average new-issue allocation amounts per investor that are lower than their historical levels.

A significant rise in LIBOR more than offset declines in the interest rate spreads on BB-rated and B-rated new issues during the period. Another positive development in the leveraged loan sector has been the improving default rate. As of the end of February 2005, the lagging 12-month institutional loan default rate stood at 1.36% by number of loans and 1.37% of principal amount, according to Standard & Poor's Leveraged Commentary & Data. Although this is a 12-month high due to the recent default of Tower Automotive Inc., the default rates are still well below the recent historical averages (since 1998) of 3.87% by number of loans and 4.18% by principal amount.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2005, the Common Stock of Merrill Lynch Senior Floating Rate Fund, Inc. had a net annualized yield of 3.93%, based on a period-end per share net asset value of $9.02 and $.176 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +3.13%, based on a change in per share net asset value from $8.91 to $9.02, and assuming reinvestment of all distributions. For the same period, the Fund's unmanaged benchmark index, the Credit Suisse First Boston (CSFB) Leveraged Loan Index, recorded a total return of +3.01%.

Security selection in chemicals, U.S. cable and services benefited the Fund's performance during the period. However, the portfolio's holdings in the energy-other, transportation and steel sectors had a negative effect on the return.

The Fund's strong performance in the chemical sector resulted primarily from our positions in Pioneer Cos., Inc. and GEO Specialty Chemicals, Inc. The value of Pioneer Companies, a security we acquired during a corporate restructuring, rose during the period on the strength of the chlor-alkali industry. GEO Specialty Chemicals experienced improved operating performance and reduced leverage, leading to a rally in the company's bond and stock prices.

Our positions in the U.S. cable sector benefited from the strong returns of Century Cable Holdings LLC (an Adelphia company) and Charter Communications Operating LLC. The prices of securities of Century Cable, as well as other Adelphia companies in the portfolio, rallied as Adelphia nears the completion of its auction. Charter Communications' bank loan issue rallied on the company's recent refinancing to improve liquidity.

The Fund's positive return in the service sector was due mainly to the robust performances of our holdings in Anthony Crane Rental LP and The Shaw Group, Inc. The former company's term loan security rallied as the company prepared to exit bankruptcy with a more favorable capital structure and the commercial construction industry showed signs of renewed vigor. Shaw Group, an engineering and consulting firm, announced better-than-expected earnings, thereby boosting the price of the company's stock, which we received as part of the restructuring of IT Group. Shaw Group acquired all of the assets and some liabilities of IT Group in 2002.

The Fund's weak performances in the energy-other and transportation sectors resulted primarily from several companies calling at par value loans that had been priced above par in the market. At the end of the period, none of the Fund's holdings in the energy-other sector were priced below par value.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005



Finally, the main contributor to the Fund's poor performance in the steel sector was our position in Acme Package Corp. stock. The shares of this distressed company declined in value as the Fund received cash payments, which were classified for accounting purposes as the return of principal.


What changes were made to the portfolio during the period?

During the period, the Master Senior Floating Rate Trust, of which the Fund invests all of its assets, purchased assets of approximately $282 million in par amount (face value), and experienced $226 million in repayments from issuers. In addition, we sold roughly $16 million in assets during the period because of the Trust's relatively high cash position. We normally seek to maintain a cash weighting of less than 5% of net assets; however, issuer repayments, and the robust demand for paper in the leveraged loan market made this an increasingly difficult task.


How would you characterize the portfolio's position at the close of the period?

At the end of the period, the portfolio was composed of 156 issuers spread among 26 industries. The Trust was underweight versus its composite benchmark in securities rated Ba or better and credits rated Caa or below, and was overweight in B-rated and unrated securities.

Looking forward, we anticipate that many of the same factors that had an impact on leveraged loan securities in the past six months will continue to influence the fundamentals in the market. We believe the trend of small allocation amounts for issuances of new loans, lower interest rate spreads and above-par secondary market prices will continue, especially given the benign credit environment we expect over the next six months. A further benefit to the market during the period would be an increase in LIBOR. Therefore, we plan to continue to purchase assets predominately in the primary market, while selectively participating in the secondary market.


Joseph P. Matteo
Vice President and Portfolio Manager


March 21, 2005



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on September 1, 2004 and held through February 28, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                Expenses Paid
                                                              Beginning          Ending       During the Period*
                                                            Account Value    Account Value    September 1, 2004
                                                             September 1,     February 28,     to February 28,
                                                                 2004             2005               2005
Actual

Merrill Lynch Senior Floating Rate Fund, Inc.                   $1,000         $1,031.30            $7.25

Hypothetical (5% annual return before expenses)**

Merrill Lynch Senior Floating Rate Fund, Inc.                   $1,000         $1,017.65            $7.20

* Expenses are equal to the annualized expense ratio of 1.44%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005


Statement of Assets and Liabilities                                           Merrill Lynch Senior Floating Rate Fund, Inc.

As of February 28, 2005
Assets

           Investment in Master Senior Floating Rate Trust (the "Trust"), at value
           (identified cost--$753,468,511)                                                                  $   722,829,384
           Prepaid expenses                                                                                         283,837
                                                                                                            ---------------
           Total assets                                                                                         723,113,221
                                                                                                            ---------------

Liabilities

           Payables:
               Dividends to shareholders                                                  $       487,131
               Other affiliates                                                                   149,250
               Administrator                                                                      108,312           744,693
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                   123,054
                                                                                                            ---------------
           Total liabilities                                                                                        867,747
                                                                                                            ---------------

Net Assets

           Net assets                                                                                        $  722,245,474
                                                                                                             ==============

Net Assets Consist of

           Common Stock, par value $.10 per share; 1,000,000,000 shares authorized                          $     8,004,630
           Paid-in capital in excess of par                                                                   1,079,864,974
           Undistributed investment income--net                                           $       236,875
           Accumulated realized capital losses allocated from the Trust--net                (335,221,878)
           Unrealized depreciation allocated from the Trust--net                             (30,639,127)
                                                                                          ---------------
           Total accumulated losses--net                                                                      (365,624,130)
                                                                                                            ---------------
           Net Assets--Equivalent to $9.02 per share based on 80,046,300 shares of
           capital stock outstanding                                                                        $   722,245,474
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005


Statement of Operations                                                       Merrill Lynch Senior Floating Rate Fund, Inc.

For the Six Months Ended February 28, 2005
Investment Income Allocated from the Trust--Net

           Net investment income allocated from the Trust:
               Interest (including $774,290 from affiliates)                                                $    18,336,305
               Facility and other fees                                                                              356,286
               Expenses                                                                                         (3,699,680)
                                                                                                            ---------------
           Net investment income allocated from the Trust                                                        14,992,911
                                                                                                            ---------------

Expenses

           Administration fees                                                            $       903,258
           Transfer agent fees                                                                    327,184
           Tender offer fees                                                                      165,392
           Printing and shareholder reports                                                        34,699
           Registration fees                                                                       32,767
           Professional fees                                                                       18,124
           Other                                                                                    9,041
                                                                                          ---------------
           Total expenses                                                                                         1,490,465
                                                                                                            ---------------
           Investment income--net                                                                                13,502,446
                                                                                                            ---------------

Realized & Unrealized Gain Allocated from the Trust--Net

           Realized gain allocated from the Trust--net                                                              464,803
           Change in unrealized appreciation (depreciation) allocated from the Trust--net                         9,055,143
                                                                                                            ---------------
           Total realized and unrealized gain allocated from the Trust--net                                       9,519,946
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    23,022,392
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005


Statements of Changes in Net Assets                                           Merrill Lynch Senior Floating Rate Fund, Inc.
                                                                                             For the Six         For the
                                                                                             Months Ended       Year Ended
                                                                                             February 28,       August 31,
Increase (Decrease) in Net Assets:                                                               2005              2004
Operations

           Investment income--net                                                         $    13,502,446   $    26,185,996
           Realized gain (loss) allocated from the Trust--net                                     464,803      (64,296,777)
           Change in unrealized appreciation (depreciation) allocated from the
           Trust--net                                                                           9,055,143       109,360,252
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                23,022,392        71,249,471
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net                                                            (13,502,440)      (26,185,993)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders               (13,502,440)      (26,185,993)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                (44,069,223)      (86,588,414)
                                                                                          ---------------   ---------------

Net Assets

           Total decrease in net assets                                                      (34,549,271)      (41,524,936)
           Beginning of period                                                                756,794,745       798,319,681
                                                                                          ---------------   ---------------
           End of period*                                                                 $   722,245,474   $   756,794,745
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $       236,875   $       236,869
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005


Financial Highlights                                                          Merrill Lynch Senior Floating Rate Fund, Inc.

                                                      For the Six
The following per share data and ratios               Months Ended
have been derived from information                    February 28,                For the Year Ended August 31,
provided in the financial statements.                     2005         2004      2003+++++           2002            2001
Per Share Operating Performance

           Net asset value, beginning of period    $       8.91   $       8.40   $       8.05   $       8.82   $       9.45
                                                   ------------   ------------   ------------   ------------   ------------
           Investment income--net                        .17***         .30***            .38           .43             .79
           Realized and unrealized gain (loss)
           allocated from the Trust--net                    .11            .51            .36          (.77)          (.62)
                                                   ------------   ------------   ------------   ------------   ------------
           Total from investment operations                 .28            .81            .74          (.34)            .17
                                                   ------------   ------------   ------------   ------------   ------------
           Less dividends from investment
           income--net                                    (.17)          (.30)          (.39)          (.43)          (.80)
                                                   ------------   ------------   ------------   ------------   ------------
           Net asset value, end of period          $       9.02   $       8.91   $       8.40   $       8.05   $       8.82
                                                   ============   ============   ============   ============   ============

Total Investment Return**

           Based on net asset value per share          3.13%+++          9.73%          9.61%        (4.09%)          1.52%
                                                   ============   ============   ============   ============   ============

Ratios to Average Net Assets

           Expenses, excluding interest expense++        1.44%*          1.44%          1.45%          1.41%          1.36%
                                                   ============   ============   ============   ============   ============
           Expenses++                                    1.44%*          1.44%          1.46%          1.41%          1.36%
                                                   ============   ============   ============   ============   ============
           Investment income--net                        3.74%*          3.41%          4.81%          5.07%          8.39%
                                                   ============   ============   ============   ============   ============

Leverage

           Average amount of borrowings during the
           period (in thousands)                             --             --   $  8,138++++   $      3,374             --
                                                   ============   ============   ============   ============   ============
           Average amount of borrowings per share
           during the period                                 --             --   $    .07++++   $        .02             --
                                                   ============   ============   ============   ============   ============

Supplemental Data

           Net assets, end of period
           (in thousands)                          $    722,245   $    756,795   $    798,320   $  1,063,983   $  1,778,295
                                                   ============   ============   ============   ============   ============
           Portfolio turnover                      25.40%+++++++  76.45%+++++++  56.56%+++++++        89.46%         50.82%
                                                   ============   ============   ============   ============   ============

             * Annualized.

            ** Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. No secondary market for the Fund's shares exists.

           *** Based on average shares outstanding.

            ++ Includes the Fund's share of the Trust's allocated expenses.

          ++++ Reflects the average amount of borrowings of the Fund prior to the Fund's conversion from a stand-alone investment company to a "feeder" fund on February 10, 2003.

           +++ Aggregate total investment return.

         +++++ On February 10, 2003, the Fund converted from a stand-alone investment company to a "feeder"
               fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments are made at the Trust level.
               This structure is sometimes called a "master/feeder" structure.

       +++++++ Portfolio turnover for the Trust.

               See Notes to Financial Statements.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005



Notes to Financial Statements
Merrill Lynch Senior Floating Rate Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a continuously offered, non-diversified, closed-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Senior Floating Rate Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at February 28, 2005 was 68.0%. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1b of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended February 28, 2005, FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $47,387 relating to the tender of the Fund's shares.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:
Transactions in capital shares were as follows:



For the Six Months                                           Dollar
Ended February 28, 2005                   Shares             Amount

Shares sold                            2,396,674    $    21,490,518
Shares issued to shareholders
   in reinvestment of dividends          720,287          6,466,811
                                  --------------    ---------------
Total issued                           3,116,961         27,957,329
Shares tendered                      (8,046,496)       (72,026,552)
                                  --------------    ---------------
Net decrease                         (4,929,535)    $  (44,069,223)
                                  ==============    ===============



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005



Notes to Financial Statements (concluded)
Merrill Lynch Senior Floating Rate Fund, Inc.


For the Year Ended                                           Dollar
August 31, 2004                           Shares             Amount

Shares sold                            7,763,845    $    68,254,923
Shares issued to shareholders
   in reinvestment of dividends        1,421,989         12,467,518
                                  --------------    ---------------
Total issued                           9,185,834         80,722,441
Shares tendered                     (19,207,557)      (167,310,855)
                                  --------------    ---------------
Net decrease                        (10,021,723)    $  (86,588,414)
                                  ==============    ===============


4. Capital Loss Carryforward:
On August 31, 2004, the Fund had a net capital loss carryforward of $279,684,820, of which $3,278,446 expires in 2005; $4,468,275 expires in 2006; $3,365,959 expires in 2007; $28,290,011 expires in
2008; $64,746,799 expires in 2009; $87,904,309 expires in 2010;
$53,409,203 expires in 2011 and $34,221,818 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005


Schedule of Investments                                             Master Senior Floating Rate Trust     (in U.S. dollars)
                             Face
Industry++                 Amount    Senior Secured Floating Rate Loan Interests*                                  Value
Aerospace &                          KF Industries, Inc., Term Loan:
Defense--2.0%          $2,028,711        due 11/18/2012                                                     $     2,065,270
                        3,713,646        due 11/18/2013                                                           3,780,569
                        2,076,923    Standard Aero Holdings Term Loan, due 8/24/2012                              2,110,025
                        4,974,490    Titan Corp. Term Loan B, due 6/30/2009                                       5,045,222
                                     Vought Aircraft Industries, Inc:
                        6,300,000        Term Loan, due 12/22/2011                                                6,398,438
                        1,200,000        Tranche B L/C Deposit, due 12/22/2010                                    1,219,500
                                                                                                            ---------------
                                                                                                                 20,619,024

Automotive--2.6%        3,980,000    Grand Vehicle, First Lien Term Loan, due 7/23/2010                           3,860,600
                        5,044,255    Metaldyne Corp. Term Loan D, due 12/31/2009                                  5,093,436
                                     NFIL Holdings Corp.:
                        5,475,234        Term Loan, due 3/31/2010                                                 5,560,785
                          762,186        Term Loan B, due 2/27/2010                                                 774,095
                                     TRW Automotive Inc.:
                        4,250,000        Term Loan B, due 6/30/2012                                               4,275,678
                        3,500,000        Term Loan E, due 11/02/2010                                              3,524,063
                                     Tenneco Automotive, Inc.:
                        2,215,862        Term Loan B, due 12/12/2010                                              2,259,255
                        1,111,035        Tranche B-1 Credit Linked, due 12/12/2010                                1,132,792
                        1,546,667    United Components, Inc. Term Loan C, due 6/30/2010                           1,570,833
                                                                                                            ---------------
                                                                                                                 28,051,537

Broadcasting--2.9%                   Cumulus Media Inc.:
                        1,704,643        Term Loan A, due 3/28/2009                                               1,724,354
                        2,643,857        Term Loan E, due 3/28/2010                                               2,684,617
                        1,995,000        Term Loan F, due 3/28/2010                                               2,006,637
                        6,982,500    Emmis Operating Company Term Loan B, due 11/10/2011                          7,081,240
                        6,500,000    Entravision Communications Corp. Term Loan B, due 2/24/2012                  6,600,210
                        5,000,000    Raycom Media, Inc. Term Loan B, due 3/22/2012                                5,062,500
                                     Sinclair Television Group:
                          700,000        Term Loan A, due 6/30/2009                                                 703,282
                        1,050,000        Term Loan C, due 12/31/2009                                              1,059,844
                        4,000,000    Susquehanna Media Co. Term Loan B, due 3/31/2012                             4,068,752
                                                                                                            ---------------
                                                                                                                 30,991,436

Cable--                50,000,000    Century Cable Holdings LLC Term Loan, due 6/30/2009                         49,835,146
U.S.--18.0%            41,790,000    Charter Communications Operating LLC Tranche B Term Loan, due 4/07/2011     41,985,034
                                     Frontiervision Operating Partners LP:
                        3,582,057        Term Loan A, due 9/30/2005                                               3,605,566
                       15,668,000        Term Loan B, due 3/31/2006                                              15,770,829
                        9,975,000    Hilton Head/UCA Inc. Term Loan B, due 3/31/2008                              9,847,819
                                     Inmarsat Facility:
                        4,240,451        Term Loan B, due 1/08/2011                                               4,263,167
                        4,250,418        Term Loan C, due 1/08/2012                                               4,288,217
                                     Insight Midwest Holdings, LLC:
                        3,960,000        Term Loan, due 12/31/2009                                                4,033,323
                        5,445,000        Term Loan B, due 12/31/2009                                              5,547,094
                        6,125,000    Mediacom Broadband Group Tranche A Term Loan, due 3/31/2010                  6,098,203
                        3,200,000    Mediacom Communications, LLC Tranche B Term Loan, due 3/31/2013              3,243,715
                       23,500,000    Olympus Cable Holdings, LLC Term Loan B, due 9/30/2010                      23,404,543
                       16,871,988    PanAmSat Corp. Tranche B Term Loan, due 8/20/2011                           17,158,322
                        1,990,000    Persona Cable Term Loan B, due 3/31/2011                                     2,013,010
                                                                                                            ---------------
                                                                                                                191,093,988

Chemicals--6.8%         9,753,963    CII Carbon, LLC Term Loan, due 6/25/2008                                     9,662,520
                        7,182,700    Cedar Chemical Corp., Term Loan B, due 10/31/2003 (d)                          395,048
                       10,000,000    Cognis Deutschland GmbH & Co. KG Term Loan B, due 11/15/2013                10,437,500
                       19,139,617    Huntsman International LLC Term Loan B, due 12/31/2010                      19,508,054
                                     Invista B.V. Term Loan:
                        3,364,412        New Tranche B-1, due 4/29/2011                                           3,421,186
                        1,517,941        New Tranche B-2, due 4/29/2011                                           1,543,556


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005


Schedule of Investments (continued)                                 Master Senior Floating Rate Trust     (in U.S. dollars)
                             Face
Industry++                 Amount    Senior Secured Floating Rate Loan Interests*                                  Value
Chemicals              $  737,064    Kraton Polymers Term Loan, due 12/16/2010                              $       749,655
(concluded)             1,492,500    Lyondell-Citgo Refining Term Loan, due 5/21/2007                             1,509,291
                        5,160,610    Nalco Co. Tranche B Term Loan, due 11/04/2010                                5,263,105
                        2,001,190    Pinnacle Polymers (Epsilon Products) Term Loan, due 12/15/2006               2,031,008
                        1,876,667    Polymer Group, Inc. First Lien Term Loan, due 4/27/2010                      1,903,644
                        4,000,000    Rockwood Specialties Group, Inc. Tranche D Term Loan, due 12/10/2012         4,068,572
                                     Wellman, Inc.:
                        4,000,000        First Lien Term Loan, due 2/10/2009                                      4,066,668
                        7,000,000        Second Lien Term Loan, due 2/10/2010                                     7,376,250
                                                                                                            ---------------
                                                                                                                 71,936,057

Consumer                2,796,245    American Achievement Corp. Term Loan B, due 3/22/2011                        2,841,684
Non-Durables--1.2%      3,000,000    Camelbak Products, LLC First Lien Term Loan, due 8/04/2011                   3,035,625
                        1,990,000    Holmes Group, Inc. Term Loan, due 11/08/2010                                 2,012,387
                        4,850,000    Josten's Inc. Term Loan B, due 10/04/2011                                    4,929,821
                                                                                                            ---------------
                                                                                                                 12,819,517

Diversified             4,000,000    Advertising Directory Solutions Holdings, Inc. Second Lien
Media--3.2%                          Term Loan, due 10/01/2011                                                    4,058,332
                        3,243,881    Dex Media West Inc. Term Loan B, due 3/09/2010                               3,293,091
                        4,000,000    Freedom Communications, Inc. Term Loan B, due 5/18/2012                      4,066,500
                        2,985,000    MediaNews Group, Inc. Term Loan C, due 12/15/2010                            3,006,767
                        9,476,250    Metro-Goldwyn-Mayer Studios Inc. Term Loan B, due 4/30/2011                  9,501,419
                        1,898,970    PRIMEDIA Inc. Term Loan B, due 6/30/2009                                     1,901,047
                        2,185,006    RH Donnelley Tranche D Term Loan, due 8/30/2011                              2,220,637
                        3,153,204    Six Flags Entertainment Corp. Term Loan B, due 6/30/2009                     3,208,385
                          942,857    Yankee Holdings Term Loan, due 5/01/2007                                       959,946
                        2,057,143    Yankee-Nets LLC Term Loan, due 5/01/2007                                     2,094,429
                                                                                                            ---------------
                                                                                                                 34,310,553

Energy--1.4%              574,430    Dresser, Inc. Term Loan C, due 4/10/2009                                       581,970
                        5,000,000    Ocean Rig Norway AS Term Loan, due 6/01/2008                                 5,000,000
                        6,260,625    Pride Offshore Inc. Term Loan, due 7/07/2011                                 6,372,797
                        2,412,500    Tesoro Petroleum Corp. Term Loan, due 4/15/2008                              2,471,305
                                                                                                            ---------------
                                                                                                                 14,426,072

Energy--Exploration     1,970,100    Williams Production RMT Company Term Loan, due 5/31/2007                     2,002,936
& Production--0.2%

Food & Drug--0.4%       3,628,986    Pantry, Inc. Term Loan B, due 3/12/2011                                      3,691,361

Food &                    876,629    American Seafood Term Loan B, due 3/31/2009                                    889,778
Tobacco--2.0%           1,500,000    Del Monte Term Loan B, due 2/08/2012                                         1,519,875
                        6,733,125    Doane Pet Care Enterprises, Inc. Term Loan, due 11/05/2009                   6,855,163
                        3,105,601    Domino's Pizza Term Loan, due 6/25/2010                                      3,156,713
                        5,675,522    Dr. Pepper/Seven Up Bottling Group, Inc. Tranche B Term Loan, due
                                     12/19/2010                                                                   5,783,357
                        3,338,848    Merisant Company Term Loan B, due 3/31/2007                                  3,345,108
                                                                                                            ---------------
                                                                                                                 21,549,994

Gaming--2.0%            5,079,064    Ameristar Casinos Inc. Term Loan B, due 12/31/2006                           5,163,717
                        3,980,000    Boyd Gaming Corp. Term Loan, due 6/30/2011                                   4,037,212
                        2,105,048    Global Cash Access LLC Term Loan B, due 3/10/2010                            2,120,836
                        4,000,000    Marina District Finance Co., Inc. Term Loan, due 10/20/2011                  4,045,000
                        5,300,000    Pinnacle Entertainment, Inc. Term Loan, due 8/27/2010                        5,379,500
                                                                                                            ---------------
                                                                                                                 20,746,265

Health Care--3.4%         775,970    Advanced Medical Term Loan, due 6/26/2009                                      784,943
                        4,987,500    Ardent Health Services, Inc. Term Loan, due 6/28/2011                        5,057,639
                        1,995,000    Community Health Systems, Inc. Term Loan, due 8/19/2011                      2,020,093
                        6,394,949    Davita Term Loan B, due 3/31/2009                                            6,418,931
                        2,016,250    Kinetic Concepts, Inc. Term Loan B, due 8/11/2010                            2,036,412
                                     Medical Specialties (d):
                       12,845,455        Axel, due 6/30/2004                                                      3,211,364
                        4,418,182        Term Loan, due 9/23/2003                                                 1,104,545


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005


Schedule of Investments (continued)                                 Master Senior Floating Rate Trust     (in U.S. dollars)
                             Face
Industry++                 Amount    Senior Secured Floating Rate Loan Interests*                                  Value
Health Care           $ 4,165,946    Medpointe Capital Partners, LLC Tranche B Term Loan, due 9/30/2008     $     4,186,776
(concluded)             1,744,318    Orthofix International NV Term Loan B, due 12/15/2008                        1,769,393
                          427,912    Rotech Healthcare, Inc. Term Loan B, due 3/31/2008                             433,172
                        7,980,000    Vanguard Health Systems, Inc. Term Loan, due 9/30/2010                       8,142,098
                        1,000,000    Vanguard Health Tl Ba Pr, due 9/30/2010                                      1,014,375
                                                                                                            ---------------
                                                                                                                 36,179,741

Housing--3.6%                        General Growth Properties, Inc., Term Loan:
                        6,820,379        Tranche A, due 11/12/2007                                                6,889,360
                        9,650,000        Tranche B, due 11/12/2008                                                9,811,744
                        3,250,000    Goodman Global Holdings Term Loan, due 12/23/2011                            3,308,906
                        6,222,656    Headwaters, Inc. Term Loan B, due 4/30/2011                                  6,313,401
                        1,972,841    Juno Lighting, Inc. First Lien Term Loan, due 11/21/2010                     2,012,298
                        5,119,583    Lake at Las Vegas Joint Venture First Lien Term Loan, due 11/01/2009         5,198,512
                        4,975,000    Nortek, Inc. Term Loan, due 8/27/2011                                        5,067,246
                                                                                                            ---------------
                                                                                                                 38,601,467

Information             5,118,850    VUTEK Inc. Term Loan, due 6/25/2010                                          5,144,444
Technology--0.5%

Leisure--2.7%           3,710,455    True Temper Sports, Inc. Term Loan B, due 3/15/2011                          3,696,540
                                     Wyndham International, Inc.:
                       13,963,968        Term Loan I, due 6/30/2006                                              14,043,968
                       10,996,133        Term Loan II, due 4/01/2006                                             11,044,241
                                                                                                            ---------------
                                                                                                                 28,784,749

Manufacturing--4.2%     7,517,441    Amsted Industries, Inc. Term Loan B-1, due 10/15/2010                        7,665,445
                        1,950,000    Bucyrus International, Inc. Term Loan, due 7/01/2010                         1,989,000
                                     ChannelMaster Holdings, Inc. (d):
                          128,199        Revolving Credit, due 11/15/2004                                            24,358
                        2,309,504        Term Loan, due 11/15/2004                                                  438,806
                        5,771,246    EaglePicher Holdings, Inc. Tranche B Term Loan, due 8/07/2009                5,761,625
                        4,375,000    High Voltage Engineering Corp.Term Loan A, due 7/31/2006                     4,353,125
                                     Invensys International Holdings Ltd.:
                        3,954,314        First Lien Term Loan, due 9/04/2009                                      4,025,986
                        2,000,000        Second Lien Term Loan, due 12/04/2009                                    2,058,750
                        2,190,405    Itron, Inc. Tranche B, due 12/17/2010                                        2,214,134
                       11,150,459    Mueller Group, Inc. Initial Term Loan, due 4/23/2011                        11,282,870
                        1,316,854    SPX Corp. Term Loan B, due 9/30/2009                                         1,325,414
                        3,451,952    Trimas Corporation Term Loan B, due 12/31/2009                               3,508,046
                                                                                                            ---------------
                                                                                                                 44,647,559

Packaging--2.2%         1,736,000    BWAY Corporation Term Loan B, due 6/30/2011                                  1,764,210
                       11,000,000    Graham Packaging Co. LP Term Loan B, due 10/07/2011                         11,214,500
                                     Owens-Illinois Group Inc.:
                        4,841,371        French Tranche C-1 Term Loan, due 4/01/2008                              4,932,147
                          750,000        Term Loan A, due 4/01/2007                                                 763,219
                          404,959        Term Loan B, due 4/01/2008                                                 412,501
                        4,104,433    Tekni-Plex, Inc. Term Loan B, due 6/21/2008                                  4,160,869
                                                                                                            ---------------
                                                                                                                 23,247,446

Paper--1.2%             3,054,012    Boise Cascade Holdings, LLC Tranche B Term Loan, due 10/28/2011              3,113,757
                        3,422,057    Graphic Packaging Term Loan B, due 8/08/2010                                 3,486,648
                                     Smurfit Stone Container Corp.:
                        2,008,590        Deposit Account, due 11/01/2010                                          2,044,369
                        3,434,608        Tranche B, due 11/01/2011                                                3,493,281
                        1,056,802        Tranche C, due 11/01/2011                                                1,075,032
                                                                                                            ---------------
                                                                                                                 13,213,087


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005


Schedule of Investments (continued)                                 Master Senior Floating Rate Trust     (in U.S. dollars)
                             Face
Industry++                 Amount    Senior Secured Floating Rate Loan Interests*                                  Value
Retail--1.1%          $ 1,670,000    Advanced Stores Delay Draw Term Loan, due 9/30/2010                    $     1,695,573
                        2,450,000    American Reprographics Co. LLC Second Lien Term Loan, due 12/18/2009         2,609,250
                        4,000,000    Dollarama Group Term Loan B, due 11/18/2011                                  4,066,252
                        3,732,339    General Nutrition Centers, Inc. Tranche B Term Loan, due 12/05/2009          3,788,324
                                                                                                            ---------------
                                                                                                                 12,159,399

Services--3.9%          2,400,000    Alliance Laundry Systems Term Loan, due 1/27/2012                            2,431,001
                                     Allied Waste North America, Inc. Term Loan:
                       10,300,212        due 1/15/2010                                                           10,335,624
                        3,535,714        Tranche D, due 1/15/2010                                                 3,545,660
                        5,940,150    Buhrmann US, Inc. Term Loan C-1 Facility, due 12/23/2010                     6,070,091
                        3,929,243    Corrections Corp. of America Term Loan C, due 3/31/2008                      3,995,549
                        6,106,136    Great Lakes Term Loan, due 12/23/2010                                        6,106,136
                        7,682,418    Prime Succession Inc. Term Loan, due 8/01/2003 (d)                                   1
                        5,254,236    URS Corp. Term Loan B, due 7/01/2008                                         5,285,436
                                     United Rentals, Inc.:
                        3,308,333        Term Loan, due 2/14/2011                                                 3,368,297
                          666,667        Tranche B, Credit-Linked Deposit, due 2/14/2011                            677,292
                                                                                                            ---------------
                                                                                                                 41,815,087

Steel--0.0%             9,920,779    Acme Metals, Inc. Term Loan, due 12/01/2005 (d)                                      1

Telecommunications--    2,000,000    Alaska Communications Systems Holdings, Inc. Term Loan, due
2.1%                                 2/01/2012                                                                    2,021,562
                        8,046,000    Consolidated Communications, Inc. Term Loan C, due 10/14/2011                8,126,460
                                     WilTel Communications, LLC:
                        8,976,316        First Lien Term Loan, due 6/30/2011                                      8,892,163
                        3,500,000        Second Lien Term Loan, due 12/31/2010                                    3,327,188
                                                                                                            ---------------
                                                                                                                 22,367,373

Transportation--0.5%    5,194,118    Sirva Worldwide Tranche B Term Loan, due 12/01/2010                          5,135,684

Utilities--8.0%         2,000,000    The AES Corp. Term Loan, due 4/30/2008                                       2,046,250
                        6,895,000    Calpine Corp. Second Lien Term Loan, due 7/15/2007                           6,169,591
                                     Calpine Generating Co. LLC Term Loan:
                        4,875,000        First Priority, due 4/01/2009                                            5,007,030
                        8,125,000        Second Priority, due 3/11/2010                                           7,964,531
                       11,910,000    Cogentrix Delaware Holdings, Inc. Term Loan, due 2/25/2009                  11,939,775
                        5,771,000    Dynegy Holdings Inc. Term Loan, due 5/27/2010                                5,879,206
                                     El Paso Corp.:
                        3,937,500        Deposit Account, due 11/23/2009                                          4,005,485
                        6,536,250        Term Loan, due 11/23/2009                                                6,658,805
                        9,975,000    KGEN Term Loan, due 6/17/2011                                               10,099,687
                                     NRG Energy:
                        1,050,000        Credit Linked Deposit, due 12/24/2007                                    1,065,094
                        1,350,000        Term Loan, due 12/24/2011                                                1,369,912
                        6,700,000    Reliant Energy, Inc. Term Loan, due 4/30/2010                                6,810,671
                        2,364,000    TNP Enterprises, Inc. Term Loan, due 12/31/2006                              2,396,505
                        9,907,692    Texas Genco Initial Term Loan, due 12/14/2011                               10,077,639
                        3,500,000    Tucson Electric Power Company Term Loan, due 6/30/2009                       3,536,460
                                                                                                            ---------------
                                                                                                                 85,026,641

Wireless                3,000,000    American Towers Term Loan B, due 8/31/2011                                   3,043,827
Communications--        4,257,000    Centennial Cellular Operating Co. Term Loan, due 2/09/2011                   4,331,498
3.4%                    4,500,000    Nextel Partners Operating Corp. Tranche C Term Loan, due 5/31/2011           4,567,900
                       12,641,487    SBA Senior Finance, Inc. Tranche C Term Loan, due 10/31/2008                12,841,640
                       11,500,000    SpectraSite Communications Term Loan B, due 5/01/2012                       11,628,179
                                                                                                            ---------------
                                                                                                                 36,413,044

                                     Total Investments in Senior Secured Floating Rate
                                     Loan Interests (Cost--$873,063,958)--79.5%                                 844,974,462


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005


Schedule of Investments (continued)                                 Master Senior Floating Rate Trust     (in U.S. dollars)
                             Face
Industry++                 Amount    Corporate Debt                                                                Value
Broadcasting--0.6%     $6,000,000    Paxson Communications Corp., 5.41% due 1/15/2010 (a)(b)                $     6,135,000
                          250,000    XM Satellite Radio, Inc., 8.243% due 5/01/2009 (a)                             257,188
                                                                                                            ---------------
                                                                                                                  6,392,188

Cable--U.S.--0.1%         500,000    Intelsat Bermuda Ltd., 7.794% due 1/15/2012 (a)(b)                             513,750

Chemicals--1.0%         1,100,000    Crompton Corp., 8.71% due 8/01/2010 (a)                                      1,193,500
                        6,525,000    GEO Speciality Chemicals, Inc., 11.064% due 12/31/2009 (h)                   6,965,438
                        1,662,678    PCI Chemicals Canada, Inc., 10% due 12/31/2008                               1,779,065
                          269,797    Pioneer Cos., Inc., 6.05% due 12/31/2006 (a)                                   284,636
                                                                                                            ---------------
                                                                                                                 10,222,639

Diversified               250,000    Universal City Florida Holding Co. I/II, 7.493% due 5/01/2010 (a)(b)           261,875
Media--0.0%

Food & Drug--0.0%         250,000    Duane Reade Inc., 7.51% due 12/15/2010 (a)(b)                                  250,000

Leisure--0.9%           9,200,000    Felcor Lodging LP, 6.874% due 6/01/2011 (a)                                  9,763,500

Paper--0.0%               250,000    Boise Cascade LLC, 5.535% due 10/15/2012 (a)(b)                                258,125

Telecommunications--    9,500,000    Qwest Communications International, 6.294% due 2/15/2009 (a)(b)              9,690,000
1.6%                    7,000,000    Time Warner Telecom Holdings, Inc., 6.794% due 2/15/2011 (a)                 7,262,500
                                                                                                            ---------------
                                                                                                                 16,952,500

Wireless                  250,000    Rogers Wireless Communications, Inc., 6.135% due 12/15/2010 (a)                263,750
Communications--
0.0%

                                     Total Investments in Corporate Debt
                                     (Cost--$47,435,294)--4.2%                                                   44,878,327


                           Shares
                             Held    Common Stocks
Chemicals--0.1%            39,151    GEO Specialty Chemicals, Inc. (g)                                              587,265
                           22,595    Pioneer Cos., Inc. (g)                                                         601,479
                                                                                                            ---------------
                                                                                                                  1,188,744

Consumer                    6,306    Holmes Products Corporation (g)                                                      0
Non-Durables--0.0%

Metals & Mining--0.0%      51,714    Acme Package Corp. Senior Holdings (g)                                         142,214

Services--0.1%             44,744    The Shaw Group, Inc. (g)                                                       930,675

                                     Total Investments in Common Stocks
                                     (Cost--$641,868)--0.2%                                                       2,261,633


                                     Warrants (c)
Paper--0.0%                    57    Cellu Tissue Holdings, Inc. Series A (expires 9/28/2011)                             0

                                     Total Investments in Warrants (Cost--$1)--0.0%                                       0


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005


Schedule of Investments (concluded)                                 Master Senior Floating Rate Trust     (in U.S. dollars)
                       Beneficial
Industry++               Interest    Other Interests (e)                                                           Value
Health Care--0.0%    $     14,398    MEDIQ Incorporated (Preferred Stock Escrow due 2/01/2006)              $             0
                       17,263,637    Medical Specialties Acquisition LLC                                                  0
                       17,263,637    Medical Specialties Mezzanine LLC                                                    0
                                                                                                            ---------------
                                                                                                                          0

                                     Total Investments in Other Interests (Cost--$0)--0.0%                                0


                             Face
                           Amount    Short-Term Securities
                     $152,752,954    Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (f)                152,752,954

                                     Total Investments in Short-Term Securities
                                     (Cost--$152,752,954)--14.4%                                                152,752,954

Total Investments (Cost--$1,073,894,075+++)--98.3%                                                            1,044,867,376
Other Assets Less Liabilities--1.7%                                                                              17,706,502
                                                                                                            ---------------
Net Assets--100.0%                                                                                          $ 1,062,573,878
                                                                                                            ===============

(a) Floating rate note.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(e) Other Interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(f) Investments in companies considered to be an affiliate of the Trust
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                             Net           Interest
    Affiliate                              Activity          Income

    Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I          $(41,581,561)    $1,107,171

(g) Non-income producing security.

(h) Convertible security.

  * Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major
    European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.

 ++ For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

+++ The cost and unrealized appreciation (depreciation) of investments as of February 28, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $  1,074,023,067
                                                   ================
    Gross unrealized appreciation                  $     13,592,985
    Gross unrealized depreciation                      (42,748,676)
                                                   ----------------
    Net unrealized depreciation                    $   (29,155,691)
                                                   ================

    See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005


Statement of Assets and Liabilities                                                       Master Senior Floating Rate Trust

As of February 28, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$921,141,121)                 $   892,114,422
           Investments in affiliated securities, at value (identified cost--$152,752,954)                       152,752,954
           Cash                                                                                                   4,447,460
           Unfunded loan commitment                                                                                  15,457
           Receivables:
               Securities sold                                                            $    19,276,576
               Interest (including $10,257 from affiliates)                                     5,855,446
               Contributions                                                                    1,802,109
               Commitment fees                                                                     93,959
               Principal paydowns                                                                   5,625        27,033,715
                                                                                          ---------------
           Prepaid expenses                                                                                          14,503
                                                                                                            ---------------
           Total assets                                                                                       1,076,378,511
                                                                                                            ---------------

Liabilities

           Payables:
               Securities purchased                                                             8,056,493
               Investment adviser                                                                 605,084
               Other affiliates                                                                     9,150         8,670,727
                                                                                          ---------------
           Deferred income                                                                                            3,031
           Accrued expenses and other liabilities                                                                 5,130,875
                                                                                                            ---------------
           Total liabilities                                                                                     13,804,633
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $ 1,062,573,878
                                                                                                            ===============

Net Assets Consist of

           Investors' capital                                                                               $ 1,091,585,120
           Unrealized depreciation--net                                                                        (29,011,242)
                                                                                                            ---------------
           Net Assets                                                                                       $ 1,062,573,878
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005


Statement of Operations                                                                   Master Senior Floating Rate Trust

For the Six Months Ended February 28, 2005
Investment Income

           Interest (including $1,107,171 from affiliates)                                                  $    26,234,896
           Facility and other fees                                                                                  509,858
                                                                                                            ---------------
           Total income                                                                                          26,744,754
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     4,915,511
           Accounting services                                                                    181,233
           Professional fees                                                                      100,390
           Custodian fees                                                                          40,895
           Trustees' fees and expenses                                                             26,723
           Pricing fees                                                                             5,747
           Printing and shareholder reports                                                         1,320
           Other                                                                                   15,105
                                                                                          ---------------
           Total expenses                                                                                         5,286,924
                                                                                                            ---------------
           Investment income--net                                                                                21,457,830
                                                                                                            ---------------

Realized & Unrealized Gain--Net

           Realized gain on investments--net                                                                        696,962
           Change in unrealized appreciation (depreciation) on:
               Investments--net                                                                12,673,008
               Unfunded corporate loans--net                                                      226,190        12,899,198
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                               13,596,160
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    35,053,990
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005


Statements of Changes in Net Assets                                                       Master Senior Floating Rate Trust
                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                            February 28,        August 31,
Increase (Decrease) in Net Assets:                                                              2005               2004
Operations

           Investment income--net                                                         $    21,457,830   $    36,846,436
           Realized gain (loss)--net                                                              696,962      (66,942,419)
           Change in unrealized appreciation (depreciation)--net                               12,899,198       121,530,179
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                35,053,990        91,434,196
                                                                                          ---------------   ---------------

Capital Transactions

           Proceeds from contributions                                                         82,495,978       250,140,432
           Fair value of withdrawals                                                        (107,857,198)     (231,571,350)
                                                                                          ---------------   ---------------
           Net increase (decrease) in net assets derived from capital transactions           (25,361,220)        18,569,082
                                                                                          ---------------   ---------------

Net Assets

           Total increase in net assets                                                         9,692,770       110,003,278
           Beginning of period                                                              1,052,881,108       942,877,830
                                                                                          ---------------   ---------------
           End of period                                                                  $ 1,062,573,878   $ 1,052,881,108
                                                                                          ===============   ===============

           See Notes to Financial Statements.


Statement of Cash Flows                                                                   Master Senior Floating Rate Trust
                                                                                                             For the Six
                                                                                                             Months Ended
                                                                                                             February 28,
                                                                                                                 2005
Cash Provided by Operating Activities

           Net increase in net assets resulting from operations                                             $    35,053,990
           Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
               Increase in receivables                                                                          (1,651,576)
               Decrease in other assets                                                                             158,853
               Increase in other liabilities                                                                      5,610,945
               Realized and unrealized gain--net                                                               (13,596,160)
               Amortization of premium and discount                                                                  97,907
           Proceeds from sales and paydowns of long-term securities                                             206,038,341
           Purchases of long-term securities                                                                  (314,944,954)
           Purchases of short-term investments                                                                (461,693,253)
           Proceeds from sales and maturities of short-investments                                              553,511,092
                                                                                                            ---------------
           Net cash provided by operating activities                                                              8,585,185
                                                                                                            ---------------

Cash Used for Financing Activities

           Cash receipts on capital contributions                                                                85,737,097
           Cash payments on capital withdrawals                                                               (107,857,198)
                                                                                                            ---------------
           Net cash used for financing activities                                                              (22,120,101)
                                                                                                            ---------------

Cash

           Net decrease in cash                                                                                (13,534,916)
           Cash at beginning of period                                                                           17,982,376
                                                                                                            ---------------
           Cash at end of period                                                                            $     4,447,460
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005


Financial Highlights                                                                      Master Senior Floating Rate Trust
                                                                                                              For the Period
                                                           For the Six                                         October 6,
                                                           Months Ended                                         2000++ to
The following ratios have been derived from                February 28,      For the Year Ended August 31,      August 31,
from information provided in the financial statements.         2005          2004         2003         2002        2001
Total Investment Return**

           Total investment return                             3.34%+++       10.15%       11.07%      (4.66%)           --
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, excluding interest expense                  1.02%*        1.02%        1.04%        1.09%       1.06%*
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                              1.02%*        1.02%        1.05%        1.12%       1.06%*
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                4.15%*        3.81%        4.80%        5.31%       7.92%*
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

           Amount of borrowings outstanding, end of period
           (in thousands)                                            --           --           --   $   13,000           --
                                                             ==========   ==========   ==========   ==========   ==========
           Average amount of borrowings outstanding during
           the period (in thousands)                                 --           --   $    3,187   $    3,959           --
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $1,062,574   $1,052,881   $  942,878   $  182,205   $  376,931
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    25.40%       76.45%       56.56%       36.77%       19.53%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment return is required to be disclosed for fiscal years beginning after December 15, 2000.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005



Notes to Financial Statements
Master Senior Floating Rate Trust


1. Significant Accounting Policies:
Master Senior Floating Rate Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Loan participation interests--The Trust primarily invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at the time of acquisition by the Trust, which Trust management believes equals or exceeds the principal amount of the Corporate Loan. The Trust may invest up to 20% of its total assets in loans made on an unsecured basis. Because agents, banks and intermediate participants from whom the Trust purchases the loan interest are primarily financial institutions, the Trust's investment in Corporate Loans at February 28, 2005 could be considered to be concentrated in the industry group consisting of financial institutions.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Trustees. Loan Interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Loan Interests for which no reliable price quotes are available, such Loan Interests will be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for the loan interests, the Investment Adviser will value the Loan Interests at fair value, which is intended to approximate market value.

Securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Trust writes an option, the amount of the premium received is recorded on the books of the Trust as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Trust are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Trust employs certain pricing services to provide securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Trustees.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005



Notes to Financial Statements (continued)
Master Senior Floating Rate Trust


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Trustees.

(c) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Swaps--The Trust may enter into swap agreements, which are over-the-counter contracts in which the Trust and counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes--The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust amortizes all premiums and discounts on debt securities.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Trust typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005



Notes to Financial Statements (concluded)
Master Senior Floating Rate Trust


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .95% of the average daily value of the Trust's net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the six months ended February 28, 2005, the Trust reimbursed FAM $12,592 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI and/or ML & Co.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended February 28, 2005 were $311,153,670 and $225,306,906, respectively.


4. Unfunded Loan Interests:
As of February 28, 2005, the Trust had unfunded loan commitments of approximately $31,102,000 which would be extended at the option of the borrower, pursuant to the following loan agreement:


                                                    Unfunded
                                                  Commitment
Borrower                                      (In Thousands)

Advanced Medical                                      $1,000
Celaneses Holdings TLC                                $1,916
Pinnacle Entertainment,Inc.                           $4,594
NFIL Holdings Corp.                                   $5,000
Saguaro Utility Group                                 $7,500
Texas Genco                                           $4,092
Vanguard Health Systems, Inc.                         $1,000
Vought Aircraft Industries, Inc.                      $6,000


5. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Trust's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the six months ended February 28, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005



Portfolio Information
Master Senior Floating Rate Trust


As of February 28, 2005


                                               Percent of
Ten Largest Holdings                           Net Assets

Century Cable Holdings LLC                        4.7%
Charter Communications Operating LLC              4.0
Wyndham International, Inc.*                      2.4
Olympus Cable Holdings, LLC                       2.2
Huntsman International LLC                        1.8
PanAmSat Corp. Tranche B                          1.6
Frontiervision Operating Partners LP*             1.8
Allied Waste North America, Inc.*                 1.3
SBA Senior Finance, Inc.                          1.2
Calpine Generating Co. LLC*                       1.2

*Includes combined holdings and/or affiliates, where applicable.


                                               Percent of
Five Largest Industries*                       Net Assets

Cable--U.S.                                      18.1%
Chemicals                                         7.9
Utilities                                         8.0
Manufacturing                                     4.2
Health Care                                       3.4

* For Trust compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.


                                               Percent of
Quality Ratings by                               Total
S&P/Moody's                                   Investments

BBB/Baa                                           0.1%
BB/Ba                                             27.7
B/B                                               43.8
CCC/Caa                                           6.9
NR (Not Rated)                                    6.7
Other*                                            14.8

* Includes portfolio holdings in common stocks, warrants, other interests and short-term investments.



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., FEBRUARY 28, 2005


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment
Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Senior Floating Rate Fund, Inc. and Master Senior
Floating Rate Trust


By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Senior Floating Rate Fund, Inc. and
       Master Senior Floating Rate Trust


Date: April 22, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Senior Floating Rate Fund, Inc. and
       Master Senior Floating Rate Trust


Date: April 22, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Senior Floating Rate Fund, Inc. and
       Master Senior Floating Rate Trust


Date: April 22, 2005